UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 21, 2017	333-132456
Date of Report (Date of earliest event reported)	Commission File Number

SECURITY DEVICES INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	71-1050654
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

107 Audubon Road, Bldg 2, Suite 201 Wakefield, Massachusetts 01880
(Address of Principal Executive Offices) (Zip Code)

(978) 868-5011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                          Submissions of Matters to a Vote of Security Holders

On December 19, 2017 Security Devices International Inc. (the “Company”) held an annual and special meeting (the “Meeting”) of the Company’s shareholders. At the Meeting, the shareholders of the Company (1) elected all four (4) of the Company’s director nominees; (2) ratified the appointment of UHY McGovern Hurley LLP as the Company’s independent registered public accounting firm for the fiscal year ended November 30, 2017; (3) approved the extension of the consulting agreement (the “Northeast Consulting Agreement”) between the Company and Northeast Industrial Partners LLC; (4) approved the issuance of shares of common stock to Paul Jensen (the “Paul Jensen Issuance”) the Company’s President & COO pursuant to an employment agreement; and (5) approved a revised stock option plan (the “Stock Option Plan”) for the Company.

The following is a tabulation of the votes for each individual director nominee:

Director	For	Withheld	Abstain	Broker Non-Vote
Dean Thrasher	16,446,031	35,819		3,477,557
Bryan Ganz	16,446,031	35,819		3,477,557
Karen Bowling	16,467,431	14,419		3,477,557
Don Levantin	16,467,431	14,419		3,477,557

The following is a tabulation of the votes for (1) the ratification of the appointment of UHY McGovern Hurley LLP (“MH”) as the Company’s independent registered public accounting firm; (2) the approval of the extension of the Northeast Consulting Agreement; (3) the approval of the issuance of shares of common stock to Paul Jensen; and (4) the approval of the Company’s revised Stock Option Plan:

Item Approved	For	Withheld/Against	Abstain	Broker Non-Vote
Ratification of MH	19,422,485	536,922
Northeast Consulting Agreement	14,924,990	20,245	1,536,615	3,477,557
Paul Jensen Issuance	16,432,170	49,680		3,477,557
Stock Option Plan	14,656,198	159,237	1,666,415	3,477,557

Item 9.01                          Financial Statements and Exhibits

 (a)         Financial Statements of Business Acquired.

Not applicable.

(b)         Pro Forma Financial Information.

Not applicable.

(c)         Shell Company Transaction.

Not applicable.

(d)         Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY DEVICES INTERNATIONAL INC.

December 21, 2017		/S/Dean Thrasher
	Name:	Dean Thrasher
	Title:	CEO